ALPS HILLMAN ACTIVE VALUE ETF	ALPS ETF TRUST
NYSE Arca Ticker: HVAL	Summary Prospectus June 28, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.alpsfunds.com/products/etf/hval. You can also get this information at no cost by calling 855.724.0450, by sending an e-mail request to info@alpsportfoliosolutions.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 28, 2021 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks long-term total return from a combination of income and capital gains.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker and other fees to financial intermediaries. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	Other Expenses are estimated for the current fiscal year

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$56	$176

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its objective, the Fund will invest primarily in common stocks of U.S. companies that Hillman Capital Management, Inc., the Fund’s sub-adviser (“HCM” or the “Sub-Adviser”), believes have competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public. HCM maintains a proprietary Qualified Investment Universe (“QIU”) consisting of companies that possess certain qualitative characteristics, provided that a company’s market capitalization exceeds $3 billion at the Sub-Adviser’s estimation of fair market value.

HCM’s QIU is built and maintained by analyzing the following qualitative measures of each company:

●	dominance in a particular industry or niche market;
●	management prowess;
●	strength of pricing and purchasing power;
●	barriers to industry competition and limited substitutes;
●	limited degree of rivalry amongst competitors;
●	strength of brand or franchise with commensurate brand loyalty;
●	financial flexibility; and
●	quality of products and services.

If certain companies meet most or all of the qualitative measures, HCM then seeks to identify which of those companies possess certain positive quantitative measures.

HCM will also make investments based on certain quantitative measures, which are used to rank the eligible universe. The quantitative measures of a company include:

●	present value of discounted projected cash flows;
●	price-to-book ratio; and
●	price-to-sales ratio.

The Fund will typically hold approximately 45 stocks, consisting of the top ranked stocks among the eligible universe after application of the qualitative and quantitative measures, where the holdings are approximately equally weighted. The portfolio is rebalanced on an as needed basis in order to maintain each holding’s target weight. HCM may sell a portfolio holding if it believes that the price of the security is overvalued or to rebalance the security to HCM’s targeted percentage of total portfolio value for that security.

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ALPS HILLMAN ACTIVE VALUE ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Value Stock Risk. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest that the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock’s potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Sector Risk. Sector risk is the possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid- and Large-Capitalization Company Risk. Mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet commenced investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance information, when available, will be available online at www.alpfunds.com or by calling 855.724.0450.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund. Hillman Capital Management, Inc. (“HCM” or the “Sub-Adviser”) is the Sub-Adviser.

PORTFOLIO MANAGERS

Mark A Hillman, Chief Executive Officer and Chief Investment Officer, of HCM is the Fund’s portfolio manager. Mr. Hillman has served in such capacity since inception of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares are listed for trading on the NYSE Arca under the ticker symbol HVAL and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

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An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser, or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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